Top Series of Variable Annuities

The Ohio National Life Insurance Company

Ohio National Variable Account A

Ohio National Variable Account B

Supplement dated October 16, 2019

to the Prospectuses dated May 1, 2019

The following supplements the prospectuses dated May 1, 2019, as previously supplemented. Please read this supplement in conjunction with your prospectus and retain it for future reference.

Effective November 4, 2019, the Lazard Retirement Series, Inc. Lazard Retirement US Equity Select Portfolio (“Portfolio”) will close to new investors and will close to all investors on December 26, 2019. On or about December 27, 2019, the Portfolio will liquidate. Upon liquidation, your investment in the Portfolio will be transferred into the Fidelity® VIP Government Money Market Portfolio. Any future allocation, dollar cost averaging or rebalancing instructions on your contract that are impacted will be updated automatically.

You may change investment allocations at any time by contacting customer service at 888.925.6446.

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